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                                                                    Exhibit 10.5

                                    GUARANTEE

       GUARANTEE dated as of September 5, 2002 made by Carlos Mackinlay, an individual residing at Avenida Figueroa Alcorta 3478, ____, Argentina (the "Guarantor") in favor of LoJack Recovery Systems Business Trust, a Massachusetts business trust (the "Lender").

                              W I T N E S S E T H :

       WHEREAS, Car Security S.A. (the "Borrower") and the Lender have entered into a Loan Agreement dated as of the date hereof, superceding a Bridge Loan Agreement of October 4, 2001 (as the same may be amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for a loan (the "Loan") to be made by the Lender to the Borrower;

       WHEREAS, the Guarantor, as an officer and shareholder of the Borrower, will benefit from the Loan by the Lender pursuant to the Loan Agreement; and

       WHEREAS, it is a condition precedent to the extensions of credit by the Lender under the Loan Agreement that the Guarantor shall have undertaken the obligations contemplated by this Guarantee;

       NOW, THEREFORE, in consideration of the premises and to induce the Lender to make advances to the Borrower thereunder, the Guarantor hereby agrees with the Lender as follows:

       1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Loan Agreement and used herein are so used as so defined.

       2. Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees to the Lender the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all present and future obligations, indebtedness and liabilities, and all renewals and extensions of all or any part thereof, as principal payor and not merely as surety, of the Borrower to the Lender arising from, by virtue of, or pursuant to the Loan Agreement, the Note or any other Loan Document, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, premium, expenses, indemnification or otherwise, and including, without limitation, all such amounts that would be owed by the Borrower to the Lender under any Loan Document but for the fact that they are not allowable due to the existence of a bankruptcy insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower (collectively, the "Obligations"). The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel to the Lender) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any of its rights under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full.

       3. Right of Set-off. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, any deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by the Lender to the Guarantor may, at any time and from time to time after the occurrence of an Event of Default,

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without notice to the Guarantor or compliance with any other conditions precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are hereby expressly waived to the extent permitted by law) be set off, appropriated, and applied by the Lender against any and all obligations of the Guarantor to the Lender (irrespective of whether such obligations may be contingent or unmatured at such time) in such manner as the Lender in its sole discretion may determine, and the Guarantor hereby grants the Lender a continuing security interest in such deposits and indebtedness for the payment and performance of such obligations.

       4. Subrogation and Contribution. The Guarantor irrevocably and unconditionally waives any and all rights to which the Guarantor may be entitled, by operation of law or otherwise, to be subrogated, with respect to any payment made by the Guarantor hereunder, to the rights of the Lender against the Borrower, or otherwise to be reimbursed, indemnified or exonerated by the Borrower in respect thereof or to receive any payment, in the nature of contribution or for any other reason, from any other guarantor of the Obligations with respect to any payment made by the Guarantor hereunder.

       5. Effect of Bankruptcy Stay. If acceleration of the time for payment or performance of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or any other Person or otherwise, all such amounts otherwise subject to acceleration shall nonetheless be payable by the Guarantor under this Guarantee forthwith upon demand.

       6. Guarantor Representations and Warranties. The Guarantor confirms, represents and warrants to the Lender that (A) the Guarantor has received true and complete copies of the Loan Agreement and the other Loan Documents from the Borrower, has read the contents thereof and reviewed the same with legal counsel of his choice; (B) no representations or agreements of any kind have been made to the Guarantor which would limit or qualify in any way the terms of this Guarantee; (C) this Guarantee is executed at the Borrower's request and not at the request of the Lender; (D) the Lender has made no representation to the Guarantor as to the creditworthiness of the Borrower; and (E) the Guarantor has established adequate means of obtaining from the Borrower on a continuing basis information regarding the Borrower's financial condition. The Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect the Guarantor's risks under this Guarantee, and the Guarantor further agrees that the Lender shall have no obligation to disclose to the Guarantor any information or documents acquired by the Lender in the course of its relationship with the Borrower.

       7. Amendments, etc. with respect to the Obligations. The obligations of the Guarantor under this Guarantee shall remain in full force and effect without regard to, and shall not be released, altered, exhausted, discharged or in any way affected by any circumstance or condition (whether or not the Borrower shall have any knowledge or notice thereof), including without limitation (A) any amendment or modification of or supplement to the Loan Agreement or any other Loan Document, or any obligation, duty or agreement of the Borrower or any other Person thereunder or in respect thereof, (B) any assignment or transfer in whole or in part of any of the Obligations, (C) any furnishing or acceptance of any direct or indirect security or guaranty, or any release of or non-perfection or invalidity of any direct or indirect security or guaranty, for any of the Obligations, (D) any waiver, consent, extension, renewal, indulgence, settlement, compromise or other action or inaction under or in respect of the Loan Agreement or any other

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Loan Document, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument (whether by operation of law or otherwise), (E) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower or any other Person or any of their respective properties or creditors or any resulting release or discharge of any Obligations, (F) the voluntary or involuntary sale or other disposition of all or substantially all the assets of the Borrower or any other Person, (G) the voluntary or involuntary liquidation, dissolution or termination of the Borrower or any other Person, (H) any invalidity or unenforceability, in whole or in part, of any term hereof or of the Loan Agreement or any other Loan Document, or any obligation, duty or agreement of the Borrower or any other Person thereunder or in respect thereof, or any provision of any applicable law or regulation purporting to prohibit the payment or performance by the Borrower or any other Person of any Obligations,
(I) any failure on the part of the Borrower or any other Person for any reason to perform or comply with any term of the Loan Agreement or any other Loan Document or any other agreement, or (J) any other act, omission or occurrence whatsoever, whether similar or dissimilar to the foregoing. The Guarantor authorizes the Borrower, each other guarantor in respect of Obligations and the Lender at any time in its discretion, as the case may be, to alter any of the terms of Obligations.

       8. Guarantor as Principal. If for any reason the Borrower or any other Person is under no legal obligation to discharge any Obligations, or if any other moneys included in Obligations have become unrecoverable from the Borrower or any other Person by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Obligation or of the Loan Agreement or any other Loan Document, the legal disability of the Borrower or any other obligor in respect of Obligations, any discharge of or limitation on the liability of the Borrower or any other person or any limitation on the method or terms of payment under any Obligation, or of the Loan Agreement or any other Loan Document, which may now or hereafter be caused or imposed in any manner whatsoever (whether consensual or arising by operation of law or otherwise), this Guarantee shall nevertheless remain in full force and effect and shall be binding upon the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all Obligations.

       9. Waiver of Demand, Notice, Etc. The Guarantor hereby waives, to the extent not prohibited by applicable law, (A) all presentments, demands for performance, notice of nonperformance, protests, notices of protests and notices of dishonor in connection with the Obligations or the Loan Agreement or any other Loan Document, including but not limited to notice of additional indebtedness constituting Obligations or the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Borrower, the Lender, any endorser or creditor of the Borrower or any other Person; (B) any notice of any indulgence, extensions or renewals granted to any obligor with respect to Obligations; (C) any requirement of diligence or promptness in the enforcement of rights under the Loan Agreement or any other Loan Document, or any other agreement or instrument directly or indirectly relating thereto or to the Obligations; (D) any enforcement of any present or future agreement or instrument relating directly or indirectly thereto or to the Obligations; (E) notice of any of the matters referred to in Paragraph 8 above, (F) any defense of any kind which the Guarantor may now have with respect to his liability under this Guarantee; (G) any right to require the Lender, as a condition of enforcement of this Guarantee, to proceed against the Borrower or any other Person or to proceed against or exhaust any security held by the Lender at

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any time or to pursue any other right or remedy in the Lender's power before proceeding against the Guarantor; (H) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of the Lender to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other Person or Persons; (I) any defense based upon an election of remedies by the Lender; (J) any defense arising by reason of any "one action" or "anti-deficiency" law or any other law which may prevent the Lender from bringing any action, including a claim for deficiency, against the Guarantor, before or after the Lender's commencement of completion of any foreclosure action, either judicially or by exercise of a power of sale; (K) any defense based upon any lack of diligence by the Lender in the collection of any Obligation; (L) any duty on the part of the Lender to disclose to the Guarantor any facts the Lender may now or hereafter know about the Borrower or any other obligor in respect of Obligations; (M) any defense arising because of an election made by the Lender under Section 1111(b)(2) of the Federal Bankruptcy Code; (N) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; (O) any defense based upon or arising out of any defense which the Borrower or any other Person may have to the payment or performance of Obligations (including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability and usury) and (P) any right contemplated by Articles 480 (second paragraph), 481 and 482 of the Argentine Commercial Code as well as any rights and powers contemplated by Articles 1990, 1994, 2012, 2015, 2017, 2018, 2020, 2021, 2022, 2023, 2024, 2025, 2026, 2028, 2029, 2043, 2044,
2045, 2046, 2047, 2049 and 2050 of the Argentine Civil Code. Guarantor acknowledges and agrees that each of the waivers set forth herein on the part of the Guarantor is made with Guarantor's full knowledge of the significance and consequences thereof and that under the circumstances the waivers are reasonable. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by such law or public policy.

       10. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

       11. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at Westwood Executive Center, 200 Lowder Brook Road, Suite 1000, Westwood, MA 02090, United States of America, or to such other location as the Lender shall notify the Guarantor.

       12. Representations and Warranties. The Guarantor represents and warrants that:

             (A) Enforceability. This Guarantee constitutes a valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as

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enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.

              (B) No Violation. The execution, delivery and performance of this Guarantee will not contravene any provision of law, statute, rule or regulation to which the Guarantor is subject or any judgment, decree, franchise, order or permit applicable to the Guarantor, or will conflict or will be inconsistent with or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor pursuant to the terms of any contractual obligation affecting the Guarantor.

              (C) Litigation. There are no actions, suits or proceedings pending or threatened against or affecting the Guarantor before any governmental authority, which in any one case or in the aggregate, if determined adversely to the interests of the Guarantor, would have a material adverse effect on the assets or properties of the Guarantor.

       13. Subordination of Claims against Borrower. Without limiting the provisions of Paragraph 4 hereof, the Guarantor hereby irrevocably agrees that any and all claims which the Guarantor may now or hereafter have against the Borrower or any other guarantor of the Obligations, including, without limitation, the benefit of any setoff or counterclaim or proof against dividend, composition or payment by the Borrower or such other guarantor, shall be subject and subordinate to the prior payment in full of all of the Obligations to the Lender. After the occurrence of a Default, the Guarantor shall not claim from the Borrower or such other guarantor, or with respect to any of their respective properties, any sums which may be owing to the Guarantor, or have the benefit of any setoff or counterclaim or proof against dividend, composition or payment by the Borrower or such other guarantor, until the Obligations shall have been paid in full. Should any payment or distribution or security or the benefit of proceeds thereof be received by the Guarantor upon or with respect to amounts due to him from the Borrower or any other guarantor of the Obligations after a Default has occurred and prior to the payment in full of all Obligations, the Guarantor will forthwith deliver the same to the Lender in precisely the form received (except for endorsement or assignment where necessary), for application in or towards repayment of the Obligations and, until so delivered, the same shall be held in trust as property of the Lender. In the event of the failure of the Guarantor to make any such endorsement or assignment, the Lender is hereby irrevocably authorized to make the same on behalf of the Guarantor.

       14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       15. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

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       16. No Waiver, Cumulative Remedies. The Lender shall not by any act
(except by a written instrument pursuant to Paragraph 17 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

       17. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by telecopy from the Lender. This Guarantee shall be binding upon the successors and permitted assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns. The Guarantor shall not assign its rights or obligations under this Guarantee without the prior written consent of the Lender or its successors and assigns.

       18. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; GOVERNING LAW. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT THE GUARANTOR MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTEE, ANY LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

       BY THE GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTEE, THE GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE GUARANTOR'S PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST THE GUARANTOR WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTEE, ANY LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH THE GUARANTOR SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, AND TO THE EXTENT THAT THE GUARANTOR MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT THE GUARANTOR IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE GUARANTOR'S PROPERTY IS

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EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR
PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON THE GUARANTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

       TO THE EXTENT THAT THE GUARANTOR MAY BE ENTITLED TO THE BENEFIT OF ANY PROVISION OF LAW REQUIRING ANY LENDER PARTY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN A COURT OF ARGENTINA OR OTHER JURISDICTION ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, TO POST SECURITY FOR LITIGATION COSTS OR OTHERWISE POST A PERFORMANCE BOND OR GUARANTY ("CAUTIO JUDICATUM SOLVI" OR "EXCEPCION DE ARRAIGO"), OR TO TAKE ANY SIMILAR ACTION, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH BENEFIT, IN EACH CASE TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED UNDER THE LAWS OF ARGENTINA OR, AS THE CASE MAY BE, SUCH OTHER JURISDICTION

       THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

       19. Notices. All notices under this Guarantee shall be in writing, and shall be delivered by hand, by a nationally recognized commercial overnight delivery service, by first class mail or by telecopy, delivered, addressed or transmitted, if to the Lender, at its address or telecopy number set forth in the Loan Agreement, and if to the Guarantor, at the Guarantor's address or telecopy number set out below the Guarantor's signature in this Guarantee. Such notices shall be effective (A) in the case of hand deliveries, when received,
(B) in the case of an overnight delivery service, on the next Business Day after being placed in the possession of such delivery service, with delivery charges prepaid, (C) in the case of mail, three days after deposit in the postal system, first class postage prepaid and (D) in the case of telecopy notices, when electronic indication of receipt is received. Either party may change its address and telecopy number by written notice to the other.

       20. Currency. All payments by the Guarantor hereunder shall be made in United States Dollars ("Dollars") and payment in such currency shall be of the essence of this Guaranty. If due to exchange controls in Argentina or restrictions in the transfer of foreign currency outside of Argentina, the Guarantor shall be prevented from making any payment due hereunder in Dollars, it may (i) deliver to the Lender Global External Bonds of the Republic of Argentina of any issue chosen by the Lender or any other public bond issued by the Federal Government of Argentina denominated in Dollars and freely exportable in a quantity sufficient to acquire in New York the amount of Dollars owed hereunder, exclusive of any taxes, commissions, fees or other costs, or (ii) pay all amounts due hereunder in Dollars through any other legal mechanism for the

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acquisition of Dollars in any exchange market. Any such payment will only be considered to be effected upon the receipt by the Lender Parties of the Dollars due hereunder.

       21. Supercedes Prior Agreement. This Agreement supercedes the provisions of that certain Interim Guarantee dated October 4, 2001 between the parties hereto, which prior agreement shall be of no further force or effect. The undersigned hereby acknowledges that all amounts guaranteed under such Interim Guarantee shall remain guaranteed pursuant hereto.

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Guarantee as of the date first above written.

                                     __________________________________
                                     Carlos Mackinlay

                                     Address:

                                     Av. Figueroa Alcota 3478,
                                     (1425) Buenos Aires
                                     Argentina

                                     Telecopy No.: ____________________

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